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                                                                                                                   Exhibit 99.1
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                                            Anthracite Capital, Inc. and Subsidiaries
                                    Consolidated Statements of Financial Condition (Unaudited)
                                              (in thousands, except per share data)
==================================================================================================================================
                                                                           September 30, 2004               December 31, 2003
                                                                           ------------------               -----------------

ASSETS
Cash and cash equivalents                                                   $15,263                         $ 20,805
Restricted cash equivalents                                                  27,043                           12,845
Residential mortgage-backed securities                                      396,140                          726,717
                                                                       -------------                   --------------
    Cash and RMBS                                                                         438,446                         760,367
Commercial mortgage loan pools                                                          1,316,600                               -
Commercial real estate securities                                                       1,626,136                       1,393,010
Commercial real estate loans                                                              247,330                          97,984
                                                                                    --------------                   -------------
    Total commercial real estate                                                        3,190,066                       1,490,994
Receivable for investments sold                                                            37,031                          99,056
Other assets                                                                               53,931                          48,429
                                                                                    --------------                   -------------
     Total Assets                                                                      $3,719,474                      $2,398,846
                                                                                    ==============                   =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Short term borrowings:
    Secured by pledge of residential mortgage-backed securities            $371,036                        $ 670,874
    Secured by pledge of commercial real estate securities                  341,765                          444,987
    Secured by pledge of commercial mortgage loan pools                       8,552                                -
    Secured by pledge of commercial real estate loans                        89,053                           22,710
    Secured by pledge of other assets                                         8,025
                                                                       -------------                   --------------
    Total short term borrowings                                                           818,431                       1,138,571
Long term borrowings:
    Collateralized debt obligations                                       1,068,156                          684,970
    Secured by pledge of commercial mortgage loan pools                   1,298,985                                -
                                                                       -------------                   --------------
    Total long term borrowings                                                          2,367,141                         684,970
                                                                                     --------------                   -------------
Total borrowings                                                                        3,185,572                      $1,823,541
Securities sold, not yet settled                                                                -                          99,551
Payable for investments purchased                                                          15,671                               -
Distributions payable                                                                      15,806                          14,749
Other liabilities                                                                          35,889                          43,575
                                                                                    --------------                   -------------
     Total Liabilities                                                                 $3,252,938                      $1,981,416
                                                                                    --------------                   -------------


Stockholders' Equity:
Common Stock, par value $0.001 per share; 400,000 shares authorized;
     53,241 shares issued and outstanding in 2004; and
     49,464 shares issued and outstanding in 2003                                            $ 53                            $ 49
10% Series B Preferred Stock, liquidation preference $43,942
     in 2003                                                                                    -                          33,431
9.375% Series C Preferred Stock, liquidation preference
     $57,500 in 2004 and 2003                                                              55,435                          55,435
Additional paid-in capital                                                                578,599                         536,333
Distributions in excess of earnings                                                      (124,103)                       (101,635)
Accumulated other comprehensive loss                                                      (43,448)                       (106,183)
                                                                                    --------------                   -------------
      Total Stockholders' Equity                                                          466,536                         417,430
                                                                                    --------------
      Total Liabilities and Stockholders' Equity                                       $3,719,474                      $2,398,846
                                                                                    ==============                   =============
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                                                     Anthracite Capital, Inc.
                                        Consolidated Statements of Operations (Unaudited)
                                              (in thousands, except per share data)
================================================================================================================================
                                                             For the Three Months Ended            For the Nine Months Ended
                                                                   September 30,                         September 30,
                                                         -----------------------------------------------------------------------
                                                                  2004               2003                 2004            2003
                                                         -----------------------------------------------------------------------
Operating Portfolio
Income:
    Commercial real estate securities                            $32,408            $26,125              $92,072        $71,730
    Commercial mortgage loan pools                                13,715                  -               26,066              -
    Commercial real estate loans                                   5,123              2,160               12,337          7,368
    Residential mortgage-backed securities                         3,941             11,591               15,731         45,626

    Cash and cash equivalents                                        165                453                  356            838

    Other                                                            742                  -                  742              -
                                                         -----------------------------------    --------------------------------
        Total income                                              56,094             40,329              147,304        125,562
                                                         -----------------------------------    --------------------------------

Expenses:
    Interest expense:
       Collateralized debt obligations                            16,162             11,098               43,007         33,088
       Commercial real estate securities                           1,945              1,442                5,086          2,619
       Commercial mortgage loan pools                             12,706                  -               24,678              -
       Commercial real estate loans                                  424                136                  718            363
       Residential mortgage-backed securities                      1,673              3,508                5,159         13,560
    Hedging expense                                                3,825              5,496               11,604         13,251
    General and administrative                                       886                551                2,120          1,724

    Management fee                                                 2,212              2,115                6,505          7,341
                                                         -----------------------------------    --------------------------------
        Total expenses                                            39,833             24,346               98,877         71,946
                                                         -----------------------------------    --------------------------------

Other gain (loss):
Realized gain (loss)                                                  54            (22,820)              (8,540)       (33,279)
Unrealized gain (loss)                                               923            (10,038)              (1,736)       (11,263)
Foreign currency loss                                               (113)                 -                 (126)             -
Hedge ineffectiveness                                               (624)                66               (1,130)          (175)

Loss on impairment of assets                                           -             (5,412)                   -        (32,426)
                                                         -----------------------------------    --------------------------------
       Total other gain (loss)                                       240            (38,204)             (11,532)       (77,143)
                                                         -----------------------------------    --------------------------------


Net income (loss)                                                 16,501            (22,221)              36,895        (23,527)
                                                         -----------------------------------    --------------------------------


Dividends on preferred stock                                       1,348              2,491                5,568          5,298
Cost to retire preferred stock in excess of
carrying value                                                         -                  -               10,508              -
                                                         ===================================    ================================


Net income (loss) available to Common Stockholders               $15,153          $(24,712)              $20,819       (28,825)
                                                         ===================================    ================================

Net Income (Loss) available to Common Stockholders
per share, basic                                                   $0.28            $(0.51)                $0.41        $(0.60)
                                                                   =====            =======                =====        =======

Net Income (Loss) available to Common Stockholders
per share, diluted                                                 $0.28            $(0.51)                $0.41        $(0.60)
                                                                   =====            =======                =====        =======

Weighted average number of shares outstanding:
    Basic                                                         53,212             48,405               51,258         47,956
    Diluted                                                       53,221             48,421               51,267         47,972

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